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                FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)

                                   Transferor

                             FBS CARD SERVICES, INC.

                                    Servicer

                                       and

                                 CITIBANK, N.A.

                                     Trustee

                       on behalf of the Certificateholders

                     ---------------------------------------

                            Series 1997-1 SUPPLEMENT

                          Dated as of January __, 1997

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of January 1, 1997

                     ---------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST

                                  Series 1997-1
                     ---------------------------------------



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

                                TABLE OF CONTENTS
                                                                    Page
                                                                    ----

SECTION 1.     Designation; Minimum Transferor Percentage
                  and Minimum Trust Principal Component..............  1

SECTION 2.     Definitions...........................................  2

SECTION 3.     Servicing Compensation and Assignment
                  of Net Interchange................................. 21

SECTION 4.     Reassignment and Transfer Terms....................... 23

SECTION 5.     Delivery and Payment for the Investor
                  Certificates....................................... 23

SECTION 6.     Depository; Form of Delivery of Investor
                  Certificates....................................... 24

SECTION 7.     Article IV of Agreement............................... 24

   SECTION 4.4       Rights of Certificateholders.................... 24
   SECTION 4.5       Allocations......................................25
   SECTION 4.6       Determination of Monthly Interest................28
   SECTION 4.7       Determination of Monthly Principal.............. 30
   SECTION 4.8       Coverage of Required Amount......................32
   SECTION 4.9       Monthly Allocations..............................34
   SECTION 4.10      Investor Charge-Offs.............................40
   SECTION 4.11      Excess Spread and
                     Shared Excess Yield Collections..................42
   SECTION 4.12      Reallocated Principal Collections............... 44
   SECTION 4.13      Shared Principal Collections.....................45
   SECTION 4.14      Shared Excess Yield Collections..................46
   SECTION 4.15      Interest Funding Account.........................46
   SECTION 4.16      Principal Funding Account........................46
   SECTION 4.17      Reserve Account..................................48
   SECTION 4.18      Transferor's or Servicer's Failure
                        to Make a Deposit or Payment..................50

SECTION 8.     Article V of the Agreement............................ 51
   SECTION 5.1       Distributions....................................51
   SECTION 5.2       Monthly Series 1997-1
                        Certificateholders' Statement.................52

SECTION 9.     Early Amortization Events............................. 54

SECTION 10.    Series 1997-1 Termination............................. 56

SECTION 11.    Counterparts.......................................... 56

SECTION 12.    Governing Law......................................... 56

SECTION 13.    No Petition........................................... 57

SECTION 14.    Tax Representation and Covenant....................... 57


EXHIBITS

EXHIBIT A-1    Form of Class A Certificate
EXHIBIT A-2    Form of Class B Certificate
EXHIBIT B      Form of Monthly Payment Instructions
               and Notification to the Trustee
EXHIBIT C      Form of Series 1997-1 Certificateholders'
               Statement

            Series 1997-1 SUPPLEMENT, dated as of January __, 19976 (this "Series Supplement"), among FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION), a national banking association, as Transferor, FBS CARD SERVICES, INC., a Minnesota corporation, as Servicer, and CITIBANK, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of January 1, 1997, among First Bank of South Dakota (National Association), FBS Card Services, Inc.
and the Trustee (the "Agreement").

            Pursuant to this Series Supplement, the Transferor and the Trust shall create a Series of Investor Certificates and shall specify the Principal Terms thereof.

            SECTION 1. Designation; Minimum Transferor Percentage and Minimum Trust Principal Component. (a) There is hereby created a Series of Investor Certificates to be issued in two Classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1997-1 Certificates." The two Classes shall be designated the Class A __% Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and the Class B __% Asset Backed Certificates, Series 1997-1 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Investor Interest, Series 1997-1 (the "Collateral Investor Interest").

            (b) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the Opinion of Counsel described in Section 6.9(b)(d)(i)
shall not be applicable to the Collateral Investor Interest.

     (c) The Minimum Transferor Percentage applicable to Series 1997-1 shall be __%. The Minimum Trust Principal Component with respect to the Series 1997-1 shall be $_______.

            SECTION 2. Definitions.

            In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

            "Accumulation Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the last day of the ______ ____ Collection Period, or such later date as is determined in accordance with subsection 4.9(f) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Invested Amount or (c) the Series 1997-1 Termination Date.

            "Accumulation Period Factor" shall mean, for each Collection Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts (or other amounts specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts (or other amounts specified in the applicable Supplement) of all outstanding Series (other than Series 1997-1) which are not expected to be in their revolving periods, and (c) the initial invested amounts (or other amounts specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods.

            "Accumulation Period Length" shall have the meaning assigned such term in subsection 4.9(f).

            "Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Class B Invested Amount and (c) the Collateral Invested Amount.

            "Available Investor Principal Collections" shall mean with respect to any Collection Period, an amount equal to (a) the Investor Principal Collections for such Collection Period, minus (b) the amount of Reallocated Principal Collections with respect to such Collection Period which pursuant to
Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of any Shared Principal Collections that are allocated to Series 1997-1 in accordance with subsection 4.13(b).

            "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.16(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(j) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

            "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

            "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount on such date of determination minus the Principal Funding Account Balance on such date of determination.

            "Class A Available Funds" shall mean, with respect to any Collection Period, an amount equal to the sum of (a) the Class A Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to the preceding Collection

Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange, (b) if such Collection Period relates to a Distribution Date that occurs on or prior to the payment in full of the Class A Invested Amount, the Principal Funding Investment Proceeds arising pursuant to subsection 4.16(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Transfer Date pursuant to subsections 4.17(b) and 4.17(d).

            "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

            "Class A Certificate Rate" shall mean a per annum rate equal to _____% per annum. Interest with respect to the Class A Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Series Supplement and the Agreement.

            "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

            "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

            "Class A Expected Final Payment Date" shall mean the
________________ Distribution Date.

            "Class A Fixed Percentage" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal

Collections for all Series outstanding as of the date on which such determination is being made.

            "Class A Floating Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Class A Initial Invested Amount) and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

            "Class A Initial Invested Amount" shall mean the aggregate initial principal balance of the Class A Certificates, which is $___________.

            "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the aggregate amount of unreimbursed Class A Investor Charge-Offs for all prior Transfer Dates; provided, however, that the Class A Invested Amount may not be reduced below zero.

            "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

            "Class A Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Investor Default Amount for the related Collection Period and (b) the Class A Floating Percentage applicable during the related Collection Period.

            "Class A Investor Percentage" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time and Principal Collections during the Revolving Period, the Class A Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Class A Fixed Percent-age.

            "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

            "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

            "Class A Required Amount" shall have the meaning specified in subsection 4.8(a).

            "Class A Servicing Fee" shall have the meaning specified in subsection 3(a).

            "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

            "Class B Available Funds" shall mean, with respect to any Collection Period, an amount equal to the Class B Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to the preceding Collection Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange.

            "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

            "Class B Certificate Rate" shall mean a per annum rate equal to _____% per annum. Interest with respect to the Class B Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Series Supplement and the Agreement.

            "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

            "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

            "Class B Expected Final Payment Date" shall mean the
_________________ Distribution Date.

            "Class B Fixed Percentage" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding as of the date on which such determination is being made.

            "Class B Floating Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Class B Initial Invested Amount) and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

            "Class B Initial Invested Amount" shall mean the aggregate initial principal balance of the Class B Certificates, which is $__________.

            "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B

Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Invested Amount has not been reduced, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a), plus (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(e), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

            "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

            "Class B Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Investor Default Amount for the related Collection Period and (b) the Class B Floating Percentage applicable during the related Collection Period.

            "Class B Investor Percentage" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Class B Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Class B Fixed Percentage.

            "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

            "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

            "Class B Required Amount" shall have the meaning specified in subsection 4.8(b).

            "Class B Servicing Fee" shall have the meaning specified in subsection 3(a).

            "Closing Date" shall mean January __, 1997.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Collateral Available Funds" shall mean, with respect to any Collection Period, an amount equal to the Collateral Floating Percentage of Yield Collections (including net investment earnings on funds on deposit in the Excess Funding Account) deposited in the Collection Account for such Collection Period (or to be deposited in the Collection Account on the related Transfer Date with respect to the preceding Collection Period pursuant to the third paragraph of subsection 4.3(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Yield Collections attributable to Net Interchange that is allocable to Servicer Interchange.

            "Collateral Charge-Offs" shall have the meaning specified in subsection 4.10(c).

            "Collateral Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Investor Default Amount for the related Collection Period and (b) the Collateral Floating Percentage applicable during the related Collection Period.

            "Collateral Fixed Percentage" shall mean, with respect to any Collection Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series outstanding as of the date on which such determination is being made.

            "Collateral Floating Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the close of business on the last day of the immediately preceding Collection Period (or, with respect to the first Collection Period applicable to Series 1997-1, the Collateral Initial Invested Amount) and the denominator of which is equal to the greater of (i) the Trust Principal Component as of the close of business on the last day of the immediately preceding Collection Period and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Yield Collections and Defaulted Receivables for all Series outstanding as of the date on which such determination is being made.

            "Collateral Initial Invested Amount" shall mean the aggregate initial principal balance of the Collateral Investor Interest, which is $__________.

            "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

            "Collateral Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates, minus (d) the amount of Reallocated Collateral Principal Collections allocated pursuant to subsections 4.12(a) and
(b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

            "Collateral Investor Interest" shall have the meaning specified in the recitals hereto.

            "Collateral Investor Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date.

            "Collateral Monthly Interest" shall mean the monthly interest distributable in respect of the Collateral Investor Interest as calculated in accordance with subsection 4.6(c).

            "Collateral Monthly Principal" shall mean the monthly principal distributable in respect of the Collateral Investor Interest as calculated in accordance with subsection 4.7(c).

            "Collateral Percentage" shall mean, with respect to any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time or Principal Collections during the Revolving Period, the Collateral Floating Percentage and (b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Collateral Fixed Percentage.

            "Collateral Rate" shall mean, for any Interest Period, the rate specified in the Loan Agreement. Interest with respect to the Collateral Investor Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Series Supplement, the Agreement and the Loan Agreement.

            "Collateral Servicing Fee" shall have the meaning specified in subsection 3(a).

            "Collection Period" shall have the meaning specified in the Agreement, except that the first Collection Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include December 31, 1996.

            "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount, $[1/2 of the Class A Initial Invested Amount]; provided, however, that if the Accumulation Period Length is determined to be less than two (2) months pursuant to subsection 4.9(f), the Controlled


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

Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount will be equal to $[the Class A Initial Invested Amount], and (b) for any Transfer Date with respect to the Accumulation Period after payment in full of the Class A Invested Amount, an amount equal to the Class B Invested Amount on such Transfer Date.

            "Controlled Deposit Amount" shall mean, for any Transfer Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any Deficit Controlled Accumulation Amount for the immediately preceding Transfer Date.

            "Covered Amount" shall mean, for any Transfer Date with respect to the Accumulation Period or the first Special Payment Date of the Early Amortization Period, an amount equal to one-twelfth (1/12) of the product of (a) the Class A Certificate Rate and (b) the Principal Funding Account Balance, if any, as of the Record Date preceding such Transfer Date.

            "Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

            "Cumulative Series Yield Shortfall" shall mean the sum of the Series Yield Shortfalls (as such term is defined in each of the related Supplements, including this Series Supplement) for each Series.

            "Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Monthly Principal Payment for the Collection Period relating to such date over the month to date amount of Principal Collections processed for such Collection Period allocable to investor certificates of all outstanding Series, not subject to reallocation, which are on deposit or to be deposited in the Collection Account on such date.

            "Deficiency Amount" shall mean, at any time of determination, the sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

            "Deficit Controlled Accumulation Amount" shall mean (a) on the first Transfer Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Transfer Date over the amount distributed from the Collection Account pursuant to subsection 4.9(e)(i) with respect to the Class A Certificates for such Transfer Date and (b) on each subsequent Transfer Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Transfer Date over the amount distributed from the Collection Account pursuant to subsection 4.9(e)(i) with respect to the Class A Certificates for such subsequent Transfer Date.

            "Distribution Date" shall mean January __, 1997 and the ___ of each calendar month thereafter, or if any such ____ day is not a Business Day, the next succeeding Business Day.

            "Early Amortization Commencement Date" shall mean the date on which a Trust Early Amortization Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series Early Amortization Event is deemed to occur pursuant to Section 9 hereof.

            "Early Amortization Period" shall mean the Amortization Period commencing on the Early Amortization Commencement Date and ending on the earlier of (a) the date on which the Invested Amount has been paid in full and (b) the Series 1997-1 Termination Date.

            "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Investor Interest, and (b) with respect to the Class B Certificates the subordination of the Collateral Investor Interest.

            "Enhancement Provider" shall mean the Collateral Interest Holder.

            "Enhancement Surplus" shall have the meaning set forth in subsection 4.7(c)(i).

            "Excess Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date relating to the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceeds the Covered Amount determined on such Transfer Date.

            "Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.9(a)(iv), 4.9(b)(iii) and 4.9(c)(ii).

            "Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the sum of the Class A Fixed Percentage, the Class B Fixed Percentage and the Collateral Fixed Percentage for such Collection Period.

            "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the sum of the Class A Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage for such Collection Period.

            "Initial Invested Amount" shall mean $_______________.

            "Interest Funding Account" shall have the meaning set forth in subsection 4.15(a).

            "Interest Payment Date" shall mean the ___ day of June and December of each year, commencing June __, 1997 (or, if any such day is not a Business Day, the next succeeding Business Day) and the Class A Expected Final Payment Date with respect to the Class A Certificates and the Class B Expected Final Payment Date with respect to the Class B Certificates.

            "Interest Period" shall mean, (i) with respect to any Interest Payment Date or the first Special Payment Date, the period from and including the ___ day of the calendar month in which the previous Interest Payment Date occurred through the day preceding the ___ day of the calendar month in which such Interest Payment Date or first Special Payment Date occurs, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the earlier of the first Interest Payment Date or the first Special Payment Date and (ii) with respect to any other Special Payment Date, the period from and including the ___ day of the calendar month in which the previous

Special Payment Date occurred through the day preceding the ___ day of the calendar month in which such Special Payment Date occurs.

            "Invested Amount" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Collateral Invested Amount, each as of such date.

            "Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Investor Interest, the Collateral Interest Holder.

            "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Collateral Investor Interest.

            "Investor Default Amount" shall mean, with respect to any Collection Period, an amount equal to the product of (a) the Floating Allocation Percentage with respect to such Collection Period and (b) the amount of Defaulted Receivables for such Collection Period.

            "Investor Percentage" shall mean for any Collection Period, (a) with respect to Yield Collections and Defaulted Receivables at any time and Principal Collections during the Revolving Period, the Floating Allocation Percentage and
(b) with respect to Principal Collections during the Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage.

            "Investor Principal Collections" shall mean, with respect to any Collection Period, the sum of (a) the aggregate amount deposited into the Collection Account for such Collection Period pursuant to subsections 4.5(a)(ii), (iii) and (iv), 4.5(b)(ii), (iii) and (iv) or 4.5(c)(ii), in each case, as applicable to such Collection Period and (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.9(a)(iii) and 4.11(a) (to the extent allocable to the Class A Investor Default Amount),
(b), (d), (e), (h) and (i) for such Collection Period (other than such amount paid from Reallocated Principal Collections).

            "Loan Agreement" shall mean the agreement among the Transferor, the Trustee, the Servicer and the Collateral Interest Holder, dated as of January __, 1997, as amended or modified from time to time.

            "Monthly Investor Servicing Fee shall have the meaning specified in subsection 3(a).

            "Monthly Principal Payment" shall mean with respect to any Collection Period, for all Series (including Series 1997-1) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series), (c) the Invested Amount as of the end of the prior Collection Period taking into effect any payments to be made on the following Distribution Date for any Series in its Principal Amortization Period or Early Amortization Period (as such terms are defined in the related Supplements for all Series), (d) the excess of the Collateral Invested Amount as of the Transfer Date occurring in such Collection Period over the Required Collateral Invested Amount for the related Transfer Date, assuming no Deficit Controlled Accumulation Amount and (e) such other amounts as may be specified in the related Supplements for all Series.

            "Net Servicing Fee Rate" shall mean (a) so long as the Transferor or an Affiliate thereof is the Servicer, [1]% per annum and (b) if the Transferor or an Affiliate thereof is no longer the Servicer, [2]% per annum.

            "Principal Funding Account" shall have the meaning set forth in subsection 4.16(a).

            "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, of funds on deposit in the Principal Funding Account on such date of determination.

            "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

            "Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date is less than the Covered Amount determined as of such Transfer Date.

            "Rating Agency" shall mean Moody's, Standard & Poor's and Fitch.

            "Rating Agency Condition" shall mean the notification in writing by each Rating Agency that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

            "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Percentage with respect to the Collection Period relating to such Transfer Date and (b) the amount of Principal Collections with respect to the Collection Period relating to such Transfer Date; provided however, that such amount shall not exceed the Class B Invested Amount after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

            "Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Percentage with respect to the Collection Period relating to such Transfer Date and (b) the amount of Principal Collections with respect to the Collection Period relating to such Transfer Date; provided however, that such amount shall not exceed the Collateral Invested Amount after giving effect to any Collateral Charge-Offs for such Transfer Date.

            "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

            "Record Date" shall mean, with respect to any Interest Payment Date or Special Payment Date, the last Business Day of the calendar month immediately preceding such Interest Payment Date or Special Payment Date.

            "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the twelve (12) months preceding the date of such calculation.

            "Required Collateral Invested Amount" shall mean, with respect to any Transfer Date, an amount equal to ___% of the sum of the Class A Adjusted Invested Amount and the Class B Invested amount as of such Transfer Date (after giving effect to deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date); provided, that from and after the occurrence of an Early Amortization Event, the Required Collateral Invested Amount shall equal the Required Collateral Invested Amount on the Transfer Date immediately preceding the occurrence of such Early Amortization Event.

            "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor, provided that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with written confirmation that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 1997-1.

            "Reserve Account" shall have the meaning specified in subsection 4.17(a).

            "Reserve Account Funding Date" shall mean the Transfer Date with respect to the Collection Period which commences no later than three (3) months prior to the commencement of the Accumulation Period, or such earlier date as the Servicer may determine.

            "Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

            "Reserve Draw Amount" shall have the meaning specified in subsection 4.17(c).

            "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Early Amortization Commencement Date.

            "Series 1997-1" shall mean the Series of the First Bank Corporate Card Master Trust represented by the Investor Certificates.

            "Series 1997-1 Certificateholders" shall mean the holder of record of a Series 1997-1 Certificate.

            "Series 1997-1 Certificates" shall mean the Class A Certificates and the Class B Certificates.

            "Series 1997-1 Termination Date" shall mean the earliest to occur of
(a) the Distribution Date on which the Invested Amount is paid in full, (b) the ______ ____ Distribution Date and (c) the Trust Termination Date.

            "Series Early Amortization Events" shall mean the Early Amortization Events specified in Section 9 of this Series Supplement.

            "Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date and (B) the excess, if any, of the Collateral Invested Amount for such Transfer Date over the Required Collateral Invested Amount for such Transfer Date and (ii) with respect to any Transfer Date during the Early Amortization Period, the Adjusted Invested Amount over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

            "Series Servicing Fee Rate" shall mean [2]%.

            "Series Yield Shortfall" shall mean, with respect to any Transfer Date, the excess, if any, of the amount distributable pursuant to subsections 4.11(a)-(j) over Excess Spread.

            "Servicer Interchange" shall mean, for any Collection Period, the portion of Yield Collections allocated to the Investor Certificates and deposited in the Collection Account with respect to such Collection Period that is attributable to Net Interchange; provided, however, that Servicer Interchange for a Collection Period shall not exceed one-twelfth (1/12) of the product of
(i) the Servicing Base Amount and (ii) [1]%.

            "Servicing Base Amount" shall mean, with respect to any Transfer Date, the Adjusted Invested Amount as of the last day of the second preceding Collection Period.

            "Shared Excess Yield Collections" shall mean, with respect to any Transfer Date, either (a) the amount described in subsection 4.11(k) allocated to the Investor Certificates but available to cover shortfalls in amounts payable from Yield Collections allocated to other Series, if any, or (b) the aggregate amount of Yield Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Investor Certificates in accordance with subsection 4.14(b).

            "Shared Principal Collections" shall mean, with respect to any Transfer Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series or (b) the sum of the Excess Funding Amount, with respect to any Transfer Date, and the aggre-gate amounts allocated to the investor certificates of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

            "Special Payment Date" shall mean each Distribution Date from and after the occurrence of an Early Amortization Event.

            SECTION 3. Servicing Compensation and Assignment of Net Interchange.
(a) The share of the Servicing Fee allocable to Series 1997-1 with respect to any Transfer Date (the "Monthly Investor Servicing Fee") shall be equal to one-twelfth (1/12) of the product of (i) the Series Servicing Fee Rate and (ii) the Adjusted Invested Amount as of the last day of the second preceding Collection Period; provided, however, that with respect to the first Transfer Date, the Monthly Investor Servicing Fee shall be equal to the product of (x) the Series Servicing Fee Rate, (y) the Initial Invested Amount and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. On each Transfer Date for which the Transferor or an Affiliate thereof is the Servicer, a portion of Net Interchange with respect to the related Collection Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Investor Servicing Fee with respect to such Collection Period ("Servicer Interchange"). Should the Servicer Interchange on deposit in the Collection Account on any Transfer Date with respect to the related Collection Period be less than one-twelfth (1/12) of 1% of the Adjusted Invested Amount as of the last day of the second preceding Collection Period, the Monthly Investor Servicing Fee with respect to such Collection Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Collection Account, until the Transfer Date or Transfer Dates with respect to which Servicer Interchange is available in the Collection Account (prior to giving effect to the payment of the portion of the Monthly Investor Servicing Fee constituting Servicer Interchange for such Transfer Date or Transfer Dates). The share of the Monthly Inve-stor Servicing Fee allocable to the Class A Invested Amount with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth (1/12) of the product of (i) the Net Servicing Fee Rate and (ii) the Class A Adjusted Invested Amount as of the last day of the second preceding Collection Period; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to the product of (x) the Class A Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. The share of the Monthly Investor Servicing Fee allocable to the Class B Invested Amount with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth (1/12) of the product of
(i) the Net Servicing Fee Rate and (ii) the Class B Invested Amount as of the last day of the second preceding Collection Period; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to the product of (x) the Class B Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. The share of the Monthly Investor Servicing Fee allocable to the Collateral Investor Interest with respect to any Transfer Date (the "Collateral Servicing Fee") shall be equal to one-twelfth (1/12) of the product of (i) the Net Servicing Fee Rate and
(ii) the Collateral Invested Amount as of the last day of the second preceding Collection Period; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to the product of (x) the Collateral Initial Invested Amount, (y) the Net Servicing Fee Rate and (z) a fraction, the numerator of which is equal to the number of days in the period from and including the Closing Date through the day preceding the initial Distribution Date and the denominator of which is 360. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Transferor or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servic-ing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(i) and 4.11(f).

            (b) On or before each Transfer Date, the Transferor shall notify the Servicer of the amount of Net Interchange to be included as Yield Collections and allocable to the Investor Certificateholders with respect to the preceding Collection Period. On each Transfer Date, the Transferor shall pay to the Servicer, and the Servicer shall deposit into the Collection Account, in immediately available funds, the amount of Net Interchange to be so included as Yield Collections allocable to the Investor Certificates with respect to the preceding Collection Period. The Transferor hereby assigns, sets over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Net Interchange and the proceeds of Net Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 1997-1, assigns, sets over, conveys, pledges or grants a security interest in Net Interchange allocable to the Trust, all investor certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Net Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

            SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to repurchase by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution

Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount. The deposit required in connection with any such purchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Invested Amount and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

            SECTION 5. Delivery and Payment for the Investor Certificates. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver such Certificates when authenticated in accordance with
Section 6.2 of the Agreement.

            SECTION 6. Depository; Form of Delivery of Investor Certificates.

            (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10 of the Agreement.

            (b) The Depository for Series 1997-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

            SECTION 7. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.1, 4.2 and 4.3 thereof) of the Agreement shall be read in its entirety as follows and shall be applicable only to the Investor
Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION 4.4 Rights of Certificateholders. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Excess Funding Account, the Interest Funding Account, the Principal Funding Account and the Reserve Account. The Collateral Investor Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Excess Funding Account, the Interest Funding Account, the Principal Funding Account or the Reserve Account, except as specifically provided in this Article IV.

            SECTION 4.5  Allocations.

            (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Exchangeable Transferor Certificate the following amounts for application as set forth below:

            (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

            (ii) An amount equal to the product of (A) the Collateral Floating Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(d).

            (iii) An amount equal to the product of (A) the Class B Floating Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accor-dance with Section 4.12 and then in accordance with subsection 4.9(d).

            (iv) (A) An amount equal to the product of (1) the Class A Floating Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(d); provided, however, that the amount so applied shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

            (b) Allocations During the Accumulation Period. During the Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Exchangeable Transferor Certificate the following amounts for application as set forth below:

            (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

            (ii) An amount equal to the product of (A) the Collateral Fixed Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

            (iii) An amount equal to the product of (A) the Class B Fixed Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied first in accordance with Section 4.12 and then in accordance with subsection 4.9(e).

            (iv) (A) An amount equal to the product of (1) the Class A Fixed Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(e); provided, however, that the amount so applied shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

            (c) Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders the following amounts for application as set forth below:

            (i) An amount equal to the product of (A) the Floating Allocation Percentage on the Date of Processing of such Collections and (E) the aggregate amount of Yield Collections processed on such Date of Processing shall be applied in accordance with Section 4.9.

            (ii) (A) An amount equal to the product of (1) the Fixed Allocation Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Principal Collections processed on such Date of Processing shall be applied in accordance with subsection 4.9(e); provided, however, that the amount so applied shall not exceed the sum of
      (x) the Invested Amount as of the close of business on the last day of the prior Collection Period (after taking into account any payments to be made on the Distribution Date relating to such prior Collection Period and deposits and any adjustments to be made to the Invested Amount to be made on the Transfer Date relating to such Collection Period) and (y) any Reallocated Principal Collections relating to the Collection Period in which such deposit is made, and (B) pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.5(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

            (d) Limitation on Required Deposits. For so long as the Servicer shall (i) satisfy the conditions specified in the third paragraph of subsection 4.3(a) of the Agreement and (ii) be making deposits to the Collection Account on a monthly basis, all requirements herein to deposit amounts on a daily basis shall be deemed to be satisfied to the extent that the required monthly deposit is made and all references to amounts on deposit in such accounts shall be deemed to include amounts which would otherwise have been deposited therein on a daily basis.

            SECTION 4.6 Determination of Monthly Interest.

            (a) The amount of interest allocable monthly to the Class A Certificates for payment on the following Interest Payment Date or Special Payment Date shall be an amount equal to one-twelfth (1/12) of the product of
(i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest will be an amount equal to the interest accrued on the outstanding principal balance of the Class A Certificates as of the Closing Date at the Class A Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and provided further, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to one-twelfth (1/12) of the product of
(A) the Class A Certificate Rate and (B) the amount of any unpaid Class A Deficiency Amounts as of the Transfer Date immediately preceding the later of the prior Interest Payment Date or the prior Special Payment Date (the "Class A Additional Interest") shall also be allocable to the Class A Certificates, and on such Transfer Date the Trustee shall withdraw such funds, to the extent available, from the Collection Account and deposit such funds into the Interest Funding Account. The "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount of interest allocable to the Class A Certificates pursuant to this subsection 4.6(a) on the prior Transfer Date over the amount actually transferred on such Transfer Date to the Interest Funding Account.

            (b) The amount of interest allocable monthly to the Class B Certificates for payment on the following Interest Payment Date or Special Payment Date shall be an amount equal to one-twelfth (1/12) of the product of
(i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class B Monthly Interest will be an amount equal to the interest accrued on the outstanding principal balance of the Class B Certificates as of the Closing Date at the Class B Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and provided further, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of one-twelfth (1/12) of (A) the Class B Certificate Rate and (B) the amount of any unpaid Class B Deficiency Amounts as of the Transfer Date immediately preceding the later of the prior Interest Payment Date or the prior Special Payment Date (the "Class B Additional Interest") shall also be allocable to the Class B Certificates, and on such Transfer Date the Trustee shall withdraw such funds, to the extent available, from the Collection Account and deposit such funds into the Interest Funding Account. The "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount of interest allocable to the Class B Certificates pursuant to this subsection 4.6(b) on the prior Transfer Date over the amount actually transferred to the Interest Funding Account on such Transfer Date.

            (c) The amount of interest distributable monthly to the Collateral Investor Interest shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period, and (ii) the Collateral Invested Amount determined as of the Collateral Investor Record Date preceding such Transfer Date (the "Collateral Monthly Interest").

            SECTION 4.7 Determination of Monthly Principal.

            (a) The amount of monthly principal allocable to the Class A Certificates on each Transfer Date prior to the payment in full of the Class A Invested Amount ("Class A Monthly Principal"), beginning with the Transfer Date in the month following the month in which the


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

Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class A Expected Final Payment Date, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount (after taking into account any adjustment to be made on such Transfer Date pursuant to Section 4.10) on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such Transfer Date.

            (b) The amount of monthly principal allocable to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal") relating to the Accumulation Period or the Early Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Invested Amount has been paid in full, shall be an amount equal to the lesser of
(i) the Available Principal on deposit in the Collection Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

            (c) The amount of monthly principal (the "Collateral Monthly Principal") allocable to the Collateral Investor Interest on each Transfer Date shall be:

            (i) with respect to any Transfer Date prior to the payment in full of the Class B Invested Amount (after taking into account payments to be made on the related Distribution Date), during the Revolving Period or the Accumulation Period, subject to the limitations specified in the Loan Agreement, the excess of the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) over the Required Collateral Invested Amount (such excess, the "Enhancement Surplus") or any lesser amount (including zero) as the Transferor may determine, at its option and in its sole discretion; provided, however, that such amount shall not exceed the Available Investor Principal Collections remaining after the application thereof to pay the Class A Monthly Principal and Class B Monthly Principal on such Transfer Date; and

            (ii) with respect to any Transfer Date after the Class B Invested Amount has been paid in full (after taking into account payments to be made on the related Distribution Date), the Available Investor Principal Collections remaining after the application thereof to pay the Class A Monthly Principal and Class B Monthly Principal on such Transfer Date;

provided, however, that Collateral Monthly Principal shall not exceed the Collateral Invested Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

            SECTION 4.8 Coverage of Required Amount. (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Collection Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Collection Period, exceeds the Class A Available Funds for the related Collection Period. In the event that the Class A Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period in an amount equal to the Class A Required Amount for such Transfer Date shall be distributed from the Collection Account on such Transfer Date pursuant to
Section 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period, all or a portion of the Reallocated Principal Collections with respect to such Collection Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.12(a).

            (b) On or before each Transfer Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Collection Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Collection Period, and (ii) the amount, if any, by which the Class B Investor Default Amount for the related Collection Period exceeds the amount available to make payments with respect thereto pursuant to Section 4.11(d). In the event that the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 (other than Excess Spread and Shared Excess Yield Collections applied to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs with respect to such Transfer Date) with respect to the related Collection Period shall be distributed from the Collection Account on such Transfer Date pursuant to Sections 4.11(c) and (d). In the event that the Class B Required Amount for such Transfer Date exceeds the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 with respect to the related Collection Period and not used to fund the Class A Required Amount or reimburse Class A Investor Charge-Offs, all or a portion of the Reallocated Collateral Principal Collections with respect to such Collection Period (other than the portion of the Reallocated Collateral Principal Collections applied to fund the Class A Required Amount) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.12(b).

            (c) On or before each Transfer Date, the Servicer shall determine the amount (the "Collateral Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Collateral Servicing Fee for the prior Collection Period, plus (B) the Collateral Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Collateral Available Funds, and
(ii) the amount, if any, by which the Collateral Default Amount, if any, for the related Collection Period exceeds the amount available to make payments with respect thereto pursuant to Section 4.11(h). In the event that the Collateral Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Collateral Required Amount on the date of computation and all or a portion of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 (other than Excess Spread and Shared Excess Yield Collections applied to fund the Class A Required Amount or Class B Required Amount, reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs, and pay certain other amounts as specified in Section 4.11) with respect to the related Collection Period shall be distributed from the Collection Account on such Transfer Date pursuant to Section 4.11(f).

            SECTION 4.9 Monthly Allocations. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to allocate or withdraw and the Trustee, acting in accordance with such instructions, shall allocate or withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be allocated or withdrawn from the Collection Account, the Interest Funding Account and the Principal Funding Account as follows:

            (a) An amount equal to the Class A Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

            (i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Interest Funding Account for payment to the Class A Certificateholders on the next Interest Payment Date or Special Payment Date;

            (ii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

            (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Collection Period shall be treated as a portion of Investor Principal Collections and retained in the Collection Account; and

            (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (b) An amount equal to the Class B Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

            (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Interest Funding Account for payment to the Class B Certificateholder on the next Interest Payment Date or Special Payment Date;

            (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

            (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (c) An amount equal to the Collateral Available Funds deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

            (i) an amount equal to the Collateral Servicing Fee for such Transfer Date plus the amount of any Collateral Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

            (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

            (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

            (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.9(d)(i) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections shall remain in the Collection Account to be treated as Shared Principal Collections and applied to other Series; and

            (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.9(d)(i) and (ii) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to be paid to the Holder of the Exchangeable

      Transferor Certificate pursuant to this subsection 4.9(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

            (e) During the Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Collection Account for the related Collection Period shall be distributed on each Transfer Date in the following priority:

            (i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account for payment to the Class A
      Certificateholders on the earlier to occur of the Class A Expected Final Payment Date and the first Special Payment Date with respect to the Early Amortization Period, and (B) during the Early Amortization Period, distributed to the Paying Agent for payment to the Class A
      Certificateholders on the next Special Payment Date;

            (ii) after giving effect to the distribution referred to in clause
      (i) above and after the Class A Invested Amount has been paid in full (after taking into account payments to be made on the related Distribution
      Date), an amount equal to the Class B Monthly Principal for such Transfer Date shall be distributed to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date;

            (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1997-1 Termination Date, in which case on the Series 1997-1 Termination Date) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

            (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.9(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Series and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections shall remain in the Collection Account to be treated as Shared Principal Collections and applied to other Series; and

            (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.9(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.9(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Amount on such Date of Processing is greater than the Minimum Transferor Amount (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.3(b)) and otherwise shall be deposited into the Excess Funding Account to the extent necessary to ensure that the Transferor Amount is at least equal to the Minimum Transferor Amount.

            (f) The Accumulation Period is scheduled to commence at the close of business on _____________ __, ____; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 2 months, the date on which the Accumulation Period actually commences will be delayed to the close of business on _____________ __, ____ and, as a result, the number of

Collection Periods in the Accumulation Period will equal one. On the Determination Date immediately preceding the ___________, __ ____ Distribution Date, and each Determination Date thereafter until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month.

            SECTION 4.10 Investor Charge-Offs.

            (a) On or before each Transfer Date, the Servicer shall calculate the Class A Required Amount. If on any Transfer Date, the Class A Required Amount for the prior Collection Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.11(a) and Section 4.12 with respect to such Collection Period, the Collateral Invested Amount (after giving effect to reductions for any Collateral Investor Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Transfer Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 and available for such purpose pursuant to subsection 4.11(b).

            (b) On or before each Transfer Date, the Servicer shall calculate the Class B Required Amount. If on any Transfer Date, the Class B Required Amount for the prior Collection Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(c) and (d) and Section 4.12 with respect to such Collection Period, the Collateral Invested Amount (after giving effect to reductions for any Collateral Investor Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the Class B Investor Default Amount for such Transfer Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Invested Amount pursuant to Section 4.12 and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.10(a) above. Any such reduction in the Class B Invested Amount will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 allocated and available for that purpose as described under subsection 4.11(e).

            (c) On or before each Transfer Date, the Servicer shall calculate the Collateral Required Amount. If on any Transfer Date, the Collateral Required Amount for the prior Collection Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.11(f), the Collateral Invested Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Invested Amount for such Transfer Date (a "Collateral

Investor Charge-Off"). The Collateral Invested Amount will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the Collateral Invested Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.10(a), or the Class B Invested Amount, pursuant to subsection 4.10(b), respectively. Any such reduction in the Collateral Invested Amount will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread and Shared Excess Yield Collections allocable to Series 1997-1 allocated and available for that purpose as described under subsection 4.11(i).

            SECTION 4.11 Excess Spread and Shared Excess Yield Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply, Excess Spread with respect to the related Collection Period, and to the extent of the Series Yield Shortfall, any Shared Excess Yield Collections with respect to other Series allocable to Series 1997-1, to make the following distributions on each Transfer Date in the following priority:

            (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(a)(i), (ii) and (iii), in that order of priority;

            (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

            (c) an amount up to the Class B Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii), in that order of priority;

            (d) an amount equal to the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

            (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

            (f) an amount up to the Collateral Required Amount, if any, with respect to such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(c)(i);

            (g) an amount equal to the Collateral Monthly Interest plus the amount of any past due Collateral Monthly Interest for such Transfer Date shall be paid to the Collateral Interest Holder in accordance with the Loan Agreement;

            (h) an amount equal to the Collateral Default Amount shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

            (i) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced below the Required Collateral Invested Amount for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections and applied in accordance with subsections 4.9(d) and (e);

            (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.17(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

            (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above shall constitute "Shared Excess Yield Collections" with respect to other Series; provided that if no other Series exists, the balance, if any, will be distributed to the Collateral Interest Holder and applied in accordance with the Loan Agreement.

            SECTION 4.12 Reallocated Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Collection Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

            (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Excess Yield Collections with respect to the related Collection Period, shall be used to fund any deficiency pursuant to subsections 4.9(a)(i), (ii) and (iii), in that order of priority; and

            (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Excess Yield Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii), in that order of priority.

            SECTION 4.13 Shared Principal Collections.

            (a) The portion of Shared Principal Collections on deposit in the Collection Account equal to the amount of Shared Principal Collections allocable to Series 1997-1 on any Transfer Date shall be applied as an Available
Principal Collection pursuant to Section 4.9.

            (b) Shared Principal Collections allocable to Series 1997-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1997-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1997-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date (including the Excess Funding Amount) and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1997-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

            SECTION 4.14 Shared Excess Yield Collections.

            (a) The portion of Shared Excess Yield Collections on deposit in the Collection Account equal to the amount of Shared Excess Yield Collections allocable to Series 1997-1 on any Transfer Date shall be applied pursuant to
Section 4.11.

            (b) Shared Excess Yield Collections allocable to Series 1997-1 with respect to any Transfer Date shall mean an amount equal to the Series Yield Shortfall, if any, with respect to Series 1997-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Yield Collections for all Series for such Transfer Date is less than the Cumulative Series Yield Shortfall for such Transfer Date, the Shared Excess Yield Collections allocable to Series 1997-1 on such Transfer Date shall equal the product of (i) Shared Excess Yield Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Yield Shortfall with respect to Series 1997-1 for such Transfer Date and the denominator of which is the aggregate amount of the Cumulative Series Yield Shortfall for all Series on such Transfer Date.

            SECTION 4.15 Interest Funding Account.

            (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Interest Funding Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Interest Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Interest Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Interest Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date make deposits into the Interest Funding Account in the amounts specified in, and otherwise in accordance with, subsections 4.9(a) and (b).

            (b) Funds on deposit in the Interest Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Interest Funding Account on any Transfer Date, after giving effect to any withdrawals from the Interest Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Interest Funding Account shall be paid to the Transferor. All interest and earnings (including reinvested interest) on funds on deposit in the Interest Funding Account shall not be considered part of the amounts on deposit in the Interest Funding Account for purposes of this Series Supplement.

            SECTION 4.16 Principal Funding Account.

            (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.9(e).

            (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity.

            On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds to be applied pursuant to subsection 4.9(a)(i).

            Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall shall be deposited into the Collection Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.17(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

            SECTION 4.17 Reserve Account.

            (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(j).

            (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

            (c) On or before each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first Transfer Date with respect to the Early Amortization Period; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.11(j) with respect to such Transfer Date.

            (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds for such Transfer Date.

            (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay in accordance with the Loan Agreement, an amount equal to such Reserve Account Surplus.

            (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Accumulation Period has not commenced, the first Transfer Date relating to the Early Amortization Period and (iii) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Early Amortization Period and the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

            SECTION 4.18 Transferor's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.4(d) and (e) and 12.2(a) or Sections 10.2 and 12.1) required to be made or given by the Servicer or the Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the

Trustee shall make such payment or deposit from the applicable Investor Account, Interest Funding Account, Principal Funding Account or Reserve Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1997-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

            SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

            SECTION 5.1 Distributions. (a) On each Interest Payment Date, each Special Payment Date, the Class A Expected Final Payment Date and the Series 1997-1 Termination Date, the Paying Agent shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to

Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

            (b) On each Interest Payment Date, each Special Payment Date, the Class B Expected Final Payment Date and the Series 1997-1 Termination Date, the Paying Agent shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

            SECTION 5.2 Series 1997-1 Certificateholders' Statement. On or before each Interest Payment Date (including the Class A Expected Final Payment Date and the Class B Expected Final Payment Date) or Special Payment Date, the Paying Agent on behalf of the Trustee shall forward to each Series 1997-1 Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth certain information relating to the Trust and the Certificates.

            On or before January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-1 Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the

Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1997-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

            SECTION 9. Early Amortization Events. If any one of the following events shall occur with respect to the Investor Certificates:

            (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Investor Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders (which determination shall be made without reference to the amount of the Collateral Investor Interest) for such period;

            (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.1 or 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1, and (ii) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Collateral Investor Interest) and continue to be materially and adversely affected for such period; provided, however, that an Early Amortization Event with respect to Series 1997-1 pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

            (c) the Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.6(a);

            (d) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Certificateholders;

            (e) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date; or

            (f) on any Determination Date, the Collateral Invested Amount is less than the Required Collateral Invested Amount;

then, in the case of any event described in subsection 9(a), (b) or (d) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an Early Amortization Event has occurred with respect to Series 1997-1 as of the date of such notice, and in the case of any event described in subsection 9(c), (e) or
(f) hereof, an Early Amortization Event with respect to Series 1997-1 shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

            SECTION 10. Series 1997-1 Termination. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.

            SECTION 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            SECTION 12. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 13. No Petition. The Transferor, the Servicer and the Trustee, by entering into this Series Supplement and each Investor Certificateholder, by accepting a Series 1997-1 Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

            SECTION 14. Tax Representation and Covenant. Any holder of an interest in the Trust acquired pursuant to Section 12.1(b) in respect of the Series 1997-1 Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704(b)(1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or
(ii) a "secondary mar-
ket" within the meaning of Code section 7704(b)(2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others,
(y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

            IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.



                                   FIRST BANK OF SOUTH DAKOTA
                                           (NATIONAL ASSOCIATION)
                                      Transferor

                                   By:_____________________________
                                        Name:
                                        Title:


                                   FBS CARD SERVICES, INC.
                                         Servicer


                                   By:_____________________________
                                        Name:
                                        Title:


                                   CITIBANK, N.A.
                                      Trustee


                                   By:_____________________________
                                        Name:
                                        Title:

                                                                     EXHIBIT A-1

                               FORM OF CERTIFICATE

                                     CLASS A

                  Unless this Certificate is presented by an authorized
            representative of The Depository Trust Company, a New York corporation ("DTC"), to First Bank of South Dakota (National Association) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
            DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No.__                                                                   $_______

                                                              CUSIP NO. ________

                     FIRST BANK CORPORATE CARD MASTER TRUST
                                   CLASS A __%
                     ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of VISA(R)(1) charge card receivables generated or acquired by First Bank of South Dakota (National Association) and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of
                First Bank of South Dakota (National Association)
                           or any Affiliate thereof.)

            This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing and hereafter created and arising in connection with selected VISA charge card
--------
(1) VISA(R) is a federally registered servicemark of Visa U.S.A., Inc.

accounts (the "Accounts") of First Bank of South Dakota (National Association), a national banking association, all monies due or to become due in payment of the Receivables (including all recoveries on any charged-off Receivables and amounts, if any, paid by corporate clients as co-obligors under Corporate Card Agreements), the right to certain amounts received as Net Interchange, the benefits of the Collateral Investor Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 1, 1997, as supplemented by the Series 1997-1 Supplement dated as of January __, 1997 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and among First Bank of South Dakota (National Association), as Transferor (the "Transferor"), FBS Card Services, Inc., as Servicer (the "Servicer"), and Citibank, N.A., as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            A portion of the Collections on the Receivables received in any Collection Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. The Yield Factor will be equal to __%. Yield Collections will also include certain amounts of Net Interchange attributed to cardholder charges in the Accounts during each Collection Period.

            The Series 1997-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

            The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Exchangeable Transferor Certificate, the Servicer and each Series 1997-1 Certificateholder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Certificateholder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing


                                      A-1-2

Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

            This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound. This Class A Certificates is one of a duly authorized Series of Investor Certificates entitled "First Bank Corporate Card Master Trust Class A __% Asset Backed Certificates, Series 1997-1" (the "Class A Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class A Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account, the Interest Funding Account and the Reserve Account or paid to the Class A Certificateholders.

            Also issued under the Pooling and Servicing Agreement are the "First Bank Corporate Card Master Trust Class B __% Asset Backed Certificates, Series 1997-1" (the "Class B Certificates"), which represent an Undivided Interest in the Trust subordinate to the Class A Certificates, and the "First Bank Corporate Card Master Trust Collateral Investor Interest, Series 1997-1" (the "Collateral Investor Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Class B Certificates and the subordination of the Collateral Investor Interest to the Class A Certificates shall constitute the Credit Enhancement for the Class A Certificates.

            The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Invested Amount and the Class B Invested Amount, respectively, at such time. As of the Closing Date, the Class A Initial Invested Amount is $___________, the Class B Initial Invested Amount is $__________ and the Collateral Initial Invested Amount is $_____________. The Class A Invested Amount on any date of determination will be an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the aggregate amount of unreimbursed Class A Investor Charge-Offs for all prior Transfer Dates; provided, however, that the Class A Invested Amount may not be reduced below zero.

            For the purpose of allocating Yield Collections and Defaulted Receivables for each Collection Period during the


                                      A-1-3

Accumulation Period, the Class A Invested Amount will be reduced (such reduced amount, the "Class A Adjusted Invested Amount") by the aggregate principal amount of funds on deposit in the Principal Funding Account. The Class A Invested Amount together with the aggregate interest represented by the Class B Certificates in the assets of the Trust (the "Class B Invested Amount") and the aggregate interest represented by the Collateral Invested Amount in the assets of the Trust are sometimes collectively referred to herein as the "Invested Amount."

            In addition to the Class A Certificates, the Class B Certificates and the Collateral Investor Interest, an Exchangeable Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Exchangeable Transferor Certificate will represent the interest in the assets of the Trust not represented by all of the Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

            Interest will accrue on the Class A Certificates at a per annum rate equal to __% per annum (the "Class A Certificate Rate"), and, except as otherwise provided herein, will be distributed to Class A Certificateholders semiannually on the __th day of _______ and _______ of each year (or, if any such day is not a Business Day, on the next succeeding Business Day) and on the Class A Expected Final Payment Date (each, an "Interest Payment Date"), commencing ______ __, 1997. If an Early Amortization Event occurs, then thereafter interest will be distributed to the Class A Certificateholders monthly on each Special Payment Date. Interest for any Interest Payment Date will include accrued interest at the Class A Certificate Rate from and including the Closing Date (in the case of the first Interest Payment Date) or from and including the __th day of the sixth calendar month preceding the calendar month in which such Interest Payment Date occurs, to but excluding the __th day of the calendar month in which such Interest Payment Date occurs. Interest for any Interest Payment Date or Special Payment Date due but not paid on an Interest Payment Date or Special Payment Date will be due on the next succeeding Interest Payment Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such overdue interest at the Class A Certificate Rate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

            During the Early Amortization Period, in addition to monthly payments of interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on each Special


                                      A-1-4

Payment Date until the Class A Invested Amount has been paid in full. With respect to the Accumulation Period, in addition to semiannual payments of interest, the amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the ______ ____ Distribution Date (the "Class A Expected Final Payment Date"), unless distributed earlier as a result of the occurrence of an Early Amortization Event in accordance with the Pooling and Servicing Agreement.

            On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Collection Account to the extent of funds on deposit therein (i) from Yield Collections processed as of the end of the preceding Collection Period which have been allocated to the Series 1997-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) an amount equal to one-twelfth (1/12) of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the last Business Day of the preceding calendar month ("Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the outstanding principal balance of the Class A Certificates as of the Closing Date at the Class A Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and (y) amounts up to the Class B Monthly Interest followed by the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement. The Trustee shall deposit the amounts withdrawn from the Collection Account in respect of Class A Monthly Interest and Class B Monthly Interest into the Interest Funding Account on such Transfer Date.

            On each Transfer Date, the Trustee shall allocate the Class A Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for the prior Collection Period plus the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the prior Collection Period. The Trustee on each Transfer Date shall allocate the Class B Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B


                                      A-1-5

Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for the prior Collection Period plus the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount allocated from the Collection Account to the Series 1997-1 Certificates, if any, after giving effect to the applications above and payments in respect of the Collateral Servicing Fee shall constitute "Excess Spread."

            On or before the Transfer Date immediately succeeding the Collection Period in which the Accumulation Period or the Early Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Collection Account an amount equal to the Available Investor Principal Collections on deposit in the Collection Account and from such amounts, (A) deposit or distribute, as the case may be, an amount equal to Class A Monthly Principal (i) during the Accumulation Period, into the Principal Funding Account, and (ii) during the Early Amortization Period, to the Paying Agent for payment to the Class A Certificateholders on the next Special Payment Date, (B) after the Class A Invested Amount has been paid in full, distribute an amount equal to Class B Monthly Principal to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date, and (C) any remaining Available Investor Principal Collections shall be used for payment of Collateral Monthly Principal.

            On the earlier to occur of the first Transfer Date with respect to the Early Amortization Period or the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee shall withdraw from the Principal Funding Account the amount on deposit therein and distribute such amount to the Paying Agent for payment to the Class A Certificateholders on the first Special Payment Date with respect to the Early Amortization Period or the Class A Expected Final Payment Date, as applicable.

            On the Class A Expected Final Payment Date or on each Special Payment Date with respect to an Early Amortization Period, the Trustee shall pay from amounts on deposit in the Collection Account an amount equal to the lesser of the Class A Invested Amount and the amount of Available Investor Principal Collections on deposit in the Collection Account with respect to the related Collection Period, and after the Class A Invested Amount has been paid in full (after taking into account distributions to be made on the related Distribution
Date), Available Investor Principal Collections shall be applied to the Class B Certificates and Collateral Investor Interest as specified in the Pooling and Servicing Agreement.


                                      A-1-6

            On each Interest Payment Date or Special Payment Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amounts deposited on the related Transfer Date or Transfer Dates into the Interest Funding Account in respect of Class A Monthly Interest and Class B Monthly Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1997-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-1 Certificate, without the presentation or surrender of this Series 1997-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1997-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made by wire transfer of immediately available funds.

            This Class A Certificate represents an interest in only the First Bank Corporate Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections and other amounts in respect of the Receivables, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

            The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

            The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.


                                      A-1-7

            The Pooling and Servicing Agreement provides that the right of the Series 1997-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                      A-1-8

            IN WITNESS WHEREOF, First Bank of South Dakota (National Association) has caused this Class A certificate to be duly executed by a duly authorized officer.



                                          By:__________________________________
                                             Authorized Officer


Date:___________________



                          CERTIFICATE OF AUTHENTICATION


            This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                      CITIBANK, N.A.,
                                              Trustee



                                      By:______________________________________
                                             Authorized Signatory


                                      A-1-9

                                                                     EXHIBIT A-2

                               FORM OF CERTIFICATE

                                     CLASS B

                  Unless this Certificate is presented by an authorized
            representative of The Depository Trust Company, a New York corporation ("DTC"), to First Bank of South Dakota (National Association) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
            DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No.__                                                                   $_______

                                                              CUSIP NO. ________

                     FIRST BANK CORPORATE CARD MASTER TRUST
                                   CLASS B __%
                     ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of VISA(R)(1) charge card receivables generated or acquired by First Bank of South Dakota (National Association) and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                      (Not an interest in or obligation of
              First Bank of South Dakota (National Association)
                           or any Affiliate thereof.)

            This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing and hereafter created and arising in connection with selected VISA charge card
--------
(1) VISA(R) is a federally registered servicemark of Visa U.S.A., Inc.

accounts (the "Accounts") of First Bank of South Dakota (National Association), a national banking association, all monies due or to become due in payment of the Receivables (including all recoveries on any charged-off Receivables and amounts, if any, paid by corporate clients as co-obligors under Corporate Card Agreements), the right to certain amounts received as Net Interchange, the benefits of the Collateral Investor Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of January 1, 1997 as supplemented by the Series 1997-1 Supplement dated as of January __, 1997 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and among First Bank of South Dakota (National Association), as Transferor (the "Transferor"), FBS Card Services, Inc. as Servicer (the "Servicer"), and Citibank, N.A., as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            A portion of the Collections on the Receivables received in any Collection Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. The Yield Factor will be equal to __%. Yield Collections will also include certain amounts of Net Interchange attributed to cardholder charges in the Accounts during each Collection Period.

            The Series 1997-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

            The Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Exchangeable Transferor Certificate, the Servicer and each Series 1997-1 Certificateholder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Certificateholder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing


                                      A-2-2

Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

            This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound. This Class B Certificates is one of a duly authorized Series of Investor Certificates entitled "First Bank Corporate Card Master Trust Class B __% Asset Backed Certificates, Series 1997-1" (the "Class B Certificates"), each of which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class B Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement and to be deposited in the Investor Accounts, the Principal Funding Account, the Interest Funding Account and the Reserve Account or paid to the Class B Certificateholders.

            Also issued under the Pooling and Servicing Agreement are the "First Bank Corporate Card Master Trust Class A __% Asset Backed Certificates, Series 1997-1" (the "Class A Certificates"), which represent an Undivided Interest in the Trust, and the "First Bank Corporate Card Master Trust Collateral Investor Interest, Series 1997-1" (the "Collateral Investor Interest" and, collectively with the Class A Certificates and the Class B Certificates, the "Investor Certificates"), which is an undivided interest in the Trust subordinated to the Class A Certificates and Class B Certificates. The subordination of the Collateral Investor Interest to the Class B Certificates shall constitute the Credit Enhancement for the Class B Certificates. The Class B Certificates are subordinated to the Class A Certificates.

            The aggregate interest represented by the Class A Certificates and the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Invested Amount and the Class B Invested Amount, respectively, at such time. As of the Closing Date, the Class A Initial Invested Amount is $__________, the Class B Initial Invested Amount is $_____________ and the Collateral Initial Invested Amount is $____________. The Class B Invested Amount on any date of determination will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior Transfer Dates for which the Collateral Invested Amount has not been reduced, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior


                                      A-2-3

Transfer Dates pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement and plus (f) the aggregate amount of Excess Spread and Shared Excess Yield Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) of the Pooling and Servicing Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

            The Class B Invested Amount together with the Class A Invested Amount and the aggregate interest represented by the Collateral Invested Amount in the assets of the Trust are sometimes collectively referred to herein as the "Invested Amount."

            In addition to the Class A Certificates, the Class B Certificates and the Collateral Investor Interest, an Exchangeable Transferor Certificate representing an undivided interest in the Trust will be issued to the Transferor pursuant to the Pooling and Servicing Agreement. The Exchangeable Transferor Certificate will represent the interest in the assets of the Trust not represented by all of the Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

            Interest will accrue on the Class B Certificates at a per annum rate equal to __% per annum (the "Class B Certificate Rate"), and, except as otherwise provided herein, will be distributed to Class B Certificateholders semiannually on the __th day of _______ and _______ of each year (or, if any such day is not a Business Day, on the next succeeding Business Day) and on the Class B Expected Final Payment Date (each, an "Interest Payment Date"), commencing ______ __, 1997. If an Early Amortization Event occurs, then thereafter interest will be distributed to the Class B Certificateholders monthly on each Special Payment Date. Interest for any Interest Payment Date will include accrued interest at the Class B Certificate Rate from and including the Closing Date (in the case of the first Interest Payment Date) or from and including the __th day of the sixth calendar month preceding the calendar month in which such Interest Payment Date occurs, to but excluding the __th day of the calendar month in which such Interest Payment Date occurs. Interest for any Interest Payment Date or Special Payment Date due but not paid on an Interest Payment Date or Special Payment Date will be due on the next succeeding Interest Payment Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such overdue interest at the Class B Certificate Rate. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.


                                      A-2-4

            During the Early Amortization Period, in addition to monthly payments of interest, following payment in full of the Class A Invested Amount, Class B Monthly Principal will be distributed to the Class B Certificateholder on each Special Payment Date until the Class B Invested Amount has been paid in full. With respect to the Accumulation Period following payment in full of the Class A Invested Amount, Class B Monthly Principal will be distributed to the Class B Certificateholders on the ______ ____ Distribution Date (the "Class B Expected Final Payment Date"), unless distributed earlier as a result of the occurrence of an Early Amortization Event in accordance with the Pooling and Servicing Agreement.

            On or before each Transfer Date, the Servicer shall instruct the Trustee in writing to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date, from the Collection Account to the extent of funds on deposit therein (i) from Yield Collections processed as of the end of the preceding Collection Period which have been allocated to the Series 1997-1 Certificates, (ii) with respect to the Class A Certificates, from other amounts constituting Class A Available Funds, and (iii) with respect to the Class B Certificates, from other amounts constituting Class B Available Funds, the following amounts: (x) amounts up to the Class A Monthly Interest;
(y) an amount equal to one-twelfth (1/12) of the product of (i) the Class B Certificate Rate and (ii) the outstanding principal balance of the Class B Certificates as of the last Business Day of the preceding calendar month ("Class B Monthly Interest"), provided, however, that with respect to the first Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the outstanding principal balance of the Class B Certificates as of the Closing Date at the Class B Certificate Rate for the period from and including the Closing Date through the day preceding such Distribution Date; and
(z) amounts up to the Collateral Monthly Interest, in the actual amounts and manner described in the Pooling and Servicing Agreement. The Trustee shall deposit the amounts withdrawn from the Collection Account in respect of Class A Monthly Interest and Class B Monthly Interest into the Interest Funding Account.

            On each Transfer Date, the Trustee shall allocate the Class A Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) an amount equal to the Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional Interest for such Transfer Date, (ii) an amount equal to the Class A Servicing Fee for the prior Collection Period plus the amount of any Class A Servicing Fee due but not paid on any prior Transfer Date and (iii) an amount equal to the Class A Investor Default Amount, if any, for the prior Collection Period. The Trustee on each Transfer Date shall


                                      A-2-5
allocate the Class B Available Funds on deposit in the Collection Account, as required by the Pooling and Servicing Agreement, in the following order of priority: (i) the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Interest for such Transfer Date, and (ii) the Class B Servicing Fee for the prior Collection Period plus the amount of any Class B Servicing Fee due but not paid on any prior Transfer Date. The balance of the amount allocated from the Collection Account to the Series 1997-1 Certificates, if any, after giving effect to the applications above and payments in respect of the Collateral Servicing Fee shall constitute "Excess Spread."

            On or before the Transfer Date immediately succeeding the Collection Period in which the Accumulation Period or the Early Amortization Period commences and on or before each Transfer Date thereafter, the Servicer shall instruct the Trustee in writing to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date from the Collection Account an amount equal to the Available Investor Principal Collections on deposit in the Collection Account and from such amounts, (A) deposit or distribute, as the case may be, an amount equal to Class A Monthly Principal (i) during the Accumulation Period, into the Principal Funding Account, and (ii) during the Early Amortization Period, to the Paying Agent for payment to the Class A Certificateholders on the next Special Payment Date, (B) after the Class A Invested Amount has been paid in full, distribute an amount equal to Class B Monthly Principal to the Paying Agent for payment to the Class B Certificateholders on the next Distribution Date, and (C) any remaining Available Investor Principal Collections shall be used for payment of Collateral Monthly Principal.

            On the Class B Expected Final Payment Date or on each Distribution Date with respect to an Early Amortization Period, the Trustee shall pay from amounts on deposit in the Collection Account an amount equal to the lesser of the Class B Invested Amount and the amount of Available Investor Principal Collections on deposit in the Collection Account with respect to the related Collection Period after payment of any Class A Monthly Principal, and after the Class B Invested Amount has been paid in full (after taking into account distributions to be made on the related Distribution Date), Available Investor Principal Collections shall be applied to the Collateral Investor Interest as specified in the Pooling and Servicing Agreement.

            On each Interest Payment Date or Special Payment Date, the Trustee shall pay to the Class A Certificateholders and the Class B Certificateholders the amounts deposited on the related Transfer Date or Transfer Dates into the Interest Funding Account in respect of Class A Monthly Interest and Class B Monthly


                                      A-2-6

Interest, respectively. On each Transfer Date, the Trustee shall pay to the Collateral Interest Holder the Collateral Monthly Interest, to the extent funds are available. Distributions with respect to this Series 1997-1 Certificate will be made by the Trustee by, except as otherwise provided in the Pooling and Servicing Agreement, check mailed to the address of each Series 1997-1 Certificateholder of record appearing in the Certificate Register and except for the final distribution in respect of this Series 1997-1 Certificate, without the presentation or surrender of this Series 1997-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1997-1 Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made by wire transfer of immediately available funds.

            This Class B Certificate represents an interest in only the First Bank Corporate Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections and other amounts in respect of the Receivables, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

            The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

            The Servicer, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

            The Pooling and Servicing Agreement provides that the right of the Series 1997-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date. Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of


                                      A-2-7
the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds of such Receivables and Insurance Proceeds relating to such Receivables. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by the Servicer reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                      A-2-8

            IN WITNESS WHEREOF, First Bank of South Dakota (National Association) has caused this Class B Certificate to be duly executed by a duly authorized officer.



                                          By:__________________________________
                                             Authorized Officer

Date:__________________



                          CERTIFICATE OF AUTHENTICATION


            This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                      CITIBANK, N.A.
                                        Trustee



                                         By:___________________________________
                                              Authorized Signatory

                                                                       EXHIBIT B

              FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                                 CITIBANK, N.A.
              FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1
                  Collection Period ENDING __________ __, ____


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1997-1 Supplement. This notice is delivered pursuant to Section 4.9.

      A) FBS Card Services, Inc. is the Servicer under the Pool-ing and Servicing Agreement.
      B)    The undersigned is a Servicing Officer.
      C)    The date of this notice is on or before the related
            Transfer Date under the Pooling and Servicing Agree-ment.



I.    INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee (i) to make withdrawals or allocations, as the case may be, from the Collection Account, the Principal Funding Account and the Distribution Account on ___________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with accordance with subsection 3(a) of the Series 1997-1 Supplement and Section 4.9 of the Pooling and Servicing Agreement:

A.    Pursuant to subsection 3(a) of the Series
      1997-1 Supplement:

      1.    Servicer Interchange                               $________________

B.    Pursuant to subsection 4.9(a)(i):

      1.    Class A Monthly Interest at the Class
            A Certificate Rate on the Class A In-
            vested Amount                                      $________________

      2.    Class A Deficiency Amount
                                                               $________________

      3.    Class A Additional Interest                        $________________

                                                                            Page
                                                                            ----

C.    Pursuant to subsection 4.9(a)(ii):

      1.    Class A Servicing Fee                              $________________

      2.    Accrued and unpaid Class A Servicing
            Fee                                                $________________

D.    Pursuant to subsection 4.9(a)(iii):

      1.    Class A Investor Default Amount                    $________________

E.    Pursuant to subsection 4.9(a)(iv):

      1.    Portion of Excess Spread from Class A
            Available Funds to be allocated and
            distributed as provided in Section
            4.11                                               $________________

F.    Pursuant to subsection 4.9(b)(i):

      1.    Class B Monthly Interest at the Class
            B Certificate Rate on the Class B In-
            vested Amount                                      $________________

      2.    Class B Deficiency Amount                          $________________

      3.    Class B Additional Interest                        $________________

G.    Pursuant to subsection 4.9(b)(ii):

      1.    Class B Servicing Fee                              $________________

      2.    Accrued and unpaid Class B Servicing
            Fee                                                $________________

H.    Pursuant to subsection 4.9(b)(iii):

      1.    Portion of Excess Spread from Class B
            Available Funds to be allocated and
            distributed as provided in Section
            4.11                                               $________________

I.    Pursuant to subsection 4.9(c)(i):

      1.    Collateral Interest Servicing Fee, if
            applicable                                         $________________

      2.    Accrued and unpaid Collateral Interest
            Servicing Fee, if applicable                       $________________

J.    Pursuant to subsection 4.9(c)(ii):

      1.    Portion of Excess Spread from Collat-
            eral Available Funds to be allocated
            and distributed as provided in Section
            4.11                                               $________________

            Total                                              $================

                                                                            Page
                                                                            ----

K.    Pursuant to subsection 4.9(d)(i):

      1.    Collateral Monthly Principal, if any,
            applied in accordance with the Loan
            Agreement                                          $________________

L.    Pursuant to subsection 4.9(d)(ii):

      1.    Amount to be treated as Shared Prin-
            cipal Collections                                  $________________

M.    Pursuant to subsection 4.9(d)(iii):

      1.    Amount to be paid to the Holder of the
            Exchangeable Transferor Certificate                $________________

      2.    Amount to be deposited in the Excess
            Funding Account                                    $________________

N.    Pursuant to subsection 4.9(e)(i):

      1.    Class A Monthly Principal                          $________________

O.    Pursuant to subsection 4.9(e)(ii):

      1.    Class B Monthly Principal                          $________________

P.    Pursuant to subsection 4.9(e)(iii):

      1.    Collateral Monthly Principal to be
            applied in accordance with the Loan
            Agreement                                          $________________

Q.    Pursuant to subsection 4.9(e)(iv):

      1.    Amount to be treated as Shared Prin-
            cipal Collections                                  $________________

R.    Pursuant to subsection 4.9(e)(v):

      1.    Amount to be paid to the Holder of the
            Exchangeable Transferor Certificate                $________________

      2.    Amount to be deposited in the Excess
            Funding Account                                    $________________

            Total                                              $================

S.    Pursuant to subsection 4.9(f):

      1.    Amount to be withdrawn from the Prin-
            cipal Funding Account and deposited
            into the Distribution Account

                                                               $________________

                                                                            Page
                                                                            ----

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.9, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.1 from the Distribution Account on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section
4.9 as set forth below:

A.    Pursuant to subsection 4.9(g):

      1.    Amount to be distributed to Class A
            Certificateholders                                 $________________

      2.    Amount to be distributed to Class B
            Certificateholders                                 $________________

B.    Pursuant to subsection 4.9(h)(i):

      1.    Amount to be distributed to the Class
            A Certificateholders                               $________________

C.    Pursuant to subsection 4.9(h)(ii):

      1.    Amount to be distributed to the Class
            B Certificateholders
                                                               $________________

III.  APPLICATION OF EXCESS SPREAD

Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Collection Period and to make the following distributions in the following priority:

A.    The amount equal to the Class A Required
      Amount, if any, which will be used to fund
      the Class A Required Amount and be applied
      in accordance with, and in the priority set
      forth in, subsection 4.9(a)                              $________________

B.    The amount equal to the aggregate amount of
      Class A Investor Charge-Offs which have not
      been previously reimbursed which will be
      treated as a portion of Investor Principal
      Collections and retained in the Collection
      Account                                                  $________________

                                                                            Page
                                                                            ----



C.    The amount equal to the Class B Required
      Amount, if any, which will be used to fund the Class B Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(b)

D.    The amount equal to the Class B Investor
      Default Amount shall be treated as a por-
      tion of Investor Principal Collections and
      retained in the Collection Account                       $________________

E.    The amount equal to the aggregate amount by
      which the Class B Invested Amount has been
      reduced below the initial Class B Invested
      Amount for reasons other than the payment
      of principal to the Class B Certificate-
      holders (but not in excess of the aggregate
      amount of such reductions which have not
      been previously reimbursed) which will be
      treated as a portion of Investor Principal
      Collections and retained in the Collection
      Account                                                  $________________

F.    The amount equal to the Collateral Monthly
      Interest plus the amount of any past due
      Collateral Monthly Interest which will be
      paid to the Collateral Interest Holder for
      application in accordance with the Loan
      Agreement                                                $________________

G.    The amount equal to the aggregate amount of
      accrued but unpaid Collateral Interest Ser-
      vicing Fees which will be paid to the
      Servicer if the Transferor an Affiliate
      thereof, Citibank, N.A. or an Affiliate
      thereof is the Servicer                                  $________________

H.    The amount equal to the Collateral Default
      Amount, if any, for the prior Collection
      Period which will be treated as a portion
      of Investor Principal Collections and re-
      tained in the Collection Account                         $________________

                                                                            Page
                                                                            ----

I.    The amount equal to the aggregate amount by
      which the Collateral Invested Amount has
      been reduced below the Required Collateral
      Interest for reasons other than the payment
      of principal to the Collateral Invested
      Amount Holder (but not in excess of the ag-
      gregate amount of such reductions have not
      been previously reimbursed) will be treated
      as a portion of Investor Principal Collec-
      tions and retained in the Collection Ac-
      count                                                    $________________

J.    On each Transfer Date from and after the
      Reserve Account Funding Date, but prior to
      the date on which the Reserve Account
      terminates as described in subsection
      4.17(f), the amount up to the excess, if any,
      of the Required Reserve Account Amount over
      the Available Reserve Account Amount which
      shall be deposited into the Reserve Account              $________________

K. The balance, if any, after giving effect to the payments made pursuant to subparagraphs
      (a) through (j) above which shall consti-tute "Shared Excess Yield Collections" with respect to other Series.
                                                               $________________

IV.   REALLOCATED PRINCIPAL COLLECTIONS

Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to allocate from the Collection Account Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Collection Period in the following amounts:

A. Reallocated Collateral Principal Collec-tions

B.   Reallocated Class B Principal Collections

$________________                                              $________________
--------------------------------------------------------------------------------

V.   ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Collection Periods preceding the current calendar month

B.    Subsection 4.9(a)(i) and (b)(i):

      1.    The aggregate amount of the Class A
            Deficiency Amount                                  $________________

      2.    The aggregate amount of Class B Defi-
            ciency Amount                                      $________________

C.    Subsections 4.9(a)(ii) and (b)(ii):

                                                                            Page
                                                                            ----

      The aggregate amount of all accrued and
      unpaid Investor Monthly Servicing Fees                   $________________

D.    Section 4.10:

      The aggregate amount of all unreimbursed
      Investor Charge Offs                                     $________________

            IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.

                                         FBS Card Services, Inc.
                                         Servicer


                                         By:_________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT C

               FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)

                     FIRST BANK CORPORATE CARD MASTER TRUST

            The information which is required to be prepared with respect to the distribution date of ___________ __, ____ and with respect to the performance of the Trust during the related Collection Period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution
      (Stated on the Basis of $1,000 Original Certificate
      Principal Balance)

      1.    The amount of the current monthly
            distribution in respect of Class A
            Monthly Principal.................................$_________

      2.    The amount of the currently monthly
            distribution in respect of Class B
            Monthly Principal.................................$_________

      3.    The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Principal.................................$_________

      4.    The amount of the currently monthly
            distribution in respect of Class A
            Monthly Interest..................................$_________

      5.    The amount of the currently monthly
            distribution in respect of Class A
            Deficiency Amounts................................$_________

      6.    The amount of the currently monthly
            distribution in respect of Class A
            Additional Interest...............................$_________

      7.    The amount of the currently monthly
            distribution in respect of Class B
            Monthly Interest..................................$_________

      8.    The amount of the currently monthly
            distribution in respect of Class B
            Deficiency Amounts................................$_________

      9.    The amount of the currently monthly
            distribution in respect of Class B
            Additional Interest...............................$_________

      10.   The amount of the currently monthly
            distribution in respect of Collateral
            Monthly Interest..................................$_________

      11.   The amount of the currently monthly
            distribution in respect of any
            accrued and unpaid Collateral
            Monthly Interest..................................$_________


B.    Information Regarding the Performance of the Trust

      12.   Principal Collection

            (a)   The aggregate amount of
                  Principal Collections processed during
                  the related Collection Period
                  which were allocated in respect
                  of the Class A Certificates.................$_________

            (b)   The aggregate amount of
                  Principal Collections processed during
                  the related Collection Period
                  which were allocated in respect
                  of the Class B Certificates.................$_________

            (c)   The aggregate amount of Principal
                  Collections processed during
                  the related Collection Period which
                  were allocated in respect of the
                  Collateral Investor Interest................$_________

      13.   Trust Principal Component

            (a)   The Trust Principal Component as of
                  the end of the day on the last day
                  of the related Collection Period............$_________

            (b)   The amount of Principal
                  Receivables in the Trust
                  represented by the Investor
                  Interest of Series 1997-1
                  as of the end of the day on
                  the last day of the related
                  Collection Period...........................$_________

            (c)   The amount of Principal
                  Receivables in the Trust
                  represented by the Series
                  1997-1 Adjusted Investor
                  Interest as of the end of
                  the day on the last day of
                  the related Collection Period...............$_________

            (d)   The amount of Principal
                  Receivables in the Trust
                  represented by the Class A
                  Invested Amount as of the
                  end of the day on the last
                  day of the related Monthly
                  Period......................................$_________

            (e)   The amount of Principal Receivables in the
                  Trust represented by the Class A Adjusted
                  Invested Amount as of the end of day
                  on the last day of the related Monthly
                  Period......................................$_________

            (f)   The amount of Principal
                  Receivables in the Trust
                  represented by the Class B
                  Invested Amount as of the
                  end of the day on the last
                  day of the related Monthly
                  Period......................................$_________

            (g)   The amount of Principal
                  Receivables in the Trust
                  represented by the Collateral
                  Interest as of the end of
                  the date on the last day of
                  the related Collection Period...............$_________

            (h)   The Floating Allocation Percentage
                  with respect to the related
                  Collection Period...........................$_________

            (i)   The Class A Floating Percentage
                  with respect to the related
                  Collection Period.............................._____%

            (j)   The Class B Floating Percentage
                  with respect to the related
                  Collection Period.............................._____%

            (k)   The Collateral Floating Percentage
                  with respect to the related
                  Collection Period.............................._____%

            (l)   The Fixed Allocation Percentage
                  with respect to the related
                  Collection Period.............................._____%

            (m)   The Class A Fixed Percentage
                  with  respect to the related
                  Collection Period.............................._____%

            (n)   The Class B Fixed Percentage
                  with respect to the related
                  Collection Period.............................._____%

            (o)   The Collateral Fixed Percentage
                  with respect to the related
                  Collection Period.............................._____%

      14.   Delinquent Balances

            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection Period:

                                       Aggregate        Percentage
                                        Account          of Total
                                        Balance         Receivables
                                        -------         -----------

            (a)  31 - 60 days: . .   $___________              ____%
            (b)  61 - 90 days: . .   $___________              ____%
            (c)  91 - 120 days:. .   $___________              ____%
            (d)  121 - or more days: $___________              ____%
                             Total:  $___________              ____%

      15.   Investor Default Amount

            (a)   The Aggregate Investor Default
                  Amount for the related Monthly
                  Period......................................$_________

            (b)   The Class A Investor Default
                  Amount for the related Monthly
                  Period......................................$_________

            (c)   The Class B Investor Default
                  Amount for the related Monthly
                  Period......................................$_________

            (d)   The Collateral Default Amount
                  for the related Collection Period...........$_________

      16.   Investor Charge Offs

            (a)   The aggregate amount of
                  Class A Investor Charge-Offs
                  for the related Collection Period...........$_________

            (b)   The aggregate amount of
                  Class A Investor Charge-Offs
                  set forth in 5(a) above per
                  $1,000 of original Certificate
                  principal balance...........................$_________

            (c)   The aggregate amount of Class B
                  Investor Charge-Offs for the re-
                  lated Collection Period.....................$_________

            (d)   The aggregate amount of Class B Investor
                  Charge-Offs set forth in 5(c) above per
                  $1,000 of original certificate principal
                  amount......................................$_________

            (e)   The aggregate amount of
                  Collateral Charge-Offs for the
                  related Collection Period...................$_________

            (f)   The aggregate amount of
                  Collateral Charge-Offs set
                  forth in 5(e) above per $1,000
                  of original certificate principal
                  amount......................................$_________

            (g)   The aggregate amount of Class A
                  Investor Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date............$_________

            (h)   The aggregate amount of Class A Investor
                  Charge-Offs set forth in 5(g) above per
                  $1,000 original certificate principal
                  balance reimbursed on the Transfer Date
                  immediately preceding this Distribution
                  Date........................................$_________

            (i)   The aggregate amount of Class B
                  Investor Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date............$_________

            (j)   The aggregate amount of Class B Investor
                  Charge-Offs set forth in 5(i) above per
                  $1,000 original certificate principal
                  balance reimbursed on the Transfer Date
                  immediately preceding this Distribution
                  Date........................................$_________

            (k)   The aggregate amount of
                  Collateral Charge-Offs reimbursed
                  on the Transfer Date immediately
                  preceding this Distribution Date............$_________

            (l)   The aggregate amount of Collateral
                  Charge-Offs set forth in 5(k) above per
                  $1,000 original certificate principal amount
                  reimbursed on the Transfer Date immediately
                  preceding Distribution Date.................$_________

      17.   Monthly Investor Servicing Fee

            (a)   The amount of the Class A
                  Servicing Fee payable by the
                  Trust to the Servicer for
                  the related Collection Period...............$_________

            (b)   The amount of the Class B
                  Servicing Fee payable by the
                  Trust to the Servicer for
                  the related Collection Period...............$_________

            (c)   The amount of the Collateral
                  Interest Servicing Fee payable
                  by the Trust to the Servicer for
                  the related Collection Period...............$_________

      18.   Reallocations

            (a)   The amount of Reallocated
                  Collateral Principal
                  Collections with respect to
                  this Distribution Date......................$_________

            (b)   The amount of Reallocated
                  Class B Principal Collections
                  with respect to this Distri-
                  bution Date.................................$_________

            (c)   The Collateral Invested Amount as
                  of the close of business on
                  this Distribution Date......................$_________

            (d)   The Class B Invested Amount
                  as of the close of business
                  on this Distribution Date...................$_________

      19.   Yield Collections

            (a)   The aggregate amount of Yield Collections
                  processed during the related Collection
                  Period which were allocated in respect of
                  the Class A Certificate.....................$_________

            (b)   The aggregate amount of Yield Collections
                  processed during the related Collection
                  Period which were allocated in respect of
                  the Class B Certificates....................$_________

            (c)   The aggregate amount of Yield Collections
                  processed during the related Collection
                  Period which were allocated in respect of
                  the Collateral Investor Interest............$_________

      20.   Principal Funding Amount

            (a)   The principal amount on
                  deposit in the Principal
                  Funding Account on the
                  related Transfer Date.......................$_________

            (b)   The Deficit Controlled Accumulation Amount
                  with respect to the related
                  Collection Period...........................$_________

            (c)   The Principal Funding In-
                  vestment Proceeds deposited
                  in the Collection Account
                  on the related Transfer Date................$_________

            (d)   The amount of all or the portion
                  of the Reserve Draw Amount deposited
                        in the Collection Account on the
                  related Transfer Date from
                  the Reserve Account.........................$_________

      21.   Reserve Draw Amount...............................$_________

      22.   Available Funds

            (a)   The amount of Class A
                  Available Funds on deposit
                  in the Collection Account
                  on the related Transfer Date................$_________

            (b)   The amount of Class B
                  Available Funds on deposit
                  in the Collection Account
                  on the related Transfer Date................$_________

            (c)   The amount of Collateral
                  Available Funds on deposit in
                  the Collection Account on
                  the related Transfer Date...................$_________


                                    FBS CARD SERVICES, INC.
                                      Servicer



                                    By: __________________________
                                         Name:
                                         Title:

                                                           SCHEDULE TO EXHIBIT C

                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                   COLLECTION PERIOD ENDING _________ __, ____
                FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
              FIRST BANK CORPORATE CARD MASTER TRUST Series 1997-1

1.    The aggregate amount of the Investor
      Percentage of Principal Collections.....................$_________

2.    The aggregate amount of the Investor
      Percentage of Yield Collections (excluding Inter
      change).................................................$_________

3.    The aggregate amount of the Investor
      Percentage of Net Interchange...........................$_________

4.    The aggregate amount of Servicer
      Interchange.............................................$_________

5.    The aggregate amount of funds on de-
      posit in Collection Account
      allocable to the Series 1997-1
      Certificates............................................$_________

6.    The aggregate amount of funds on
      deposit in the Principal Funding
      Account allocable to the Series 1997-1
      Certificates............................................$_________

7.    The aggregate amount to be withdrawn
      from the Collection Account and
      paid in accordance with the Loan
      Agreement pursuant to Section 4.11......................$_________

8.    The excess, if any, of the Required
      Collateral Invested Amount over the
      Collateral Invested Amount..............................$_________

9.    The Collateral Invested Amount on the Transfer
      Date of the current calendar month,
      after giving effect to the deposits and
      withdrawals on such Transfer Date is
      equal to................................................$_________

10.   The amount of Monthly Interest,
      Deficiency Amounts and Additional
      Interest payable to the

      (i) Class A Certificateholders..........................$_________

      (ii) Class B Certificateholders.........................$_________

      (iii) Collateral Interest Holder........................$_________

11.   The amount of principal payable to the

      (i) Class A Certificateholders..........................$_________

      (ii) Class B Certificateholders.........................$_________

      (iii) Collateral Interest Holder........................$_________

12.   The sum of all amounts payable to the

      (i) Class A Certificateholders..........................$_________

      (ii) Class B Certificateholders.........................$_________

      (iii) Collateral Interest Holder........................$_________

13.   To the knowledge of the undersigned, no
      Early Amortization Event has occurred except as described below:

            None

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___th day of _________________, ____.

                                    FBS CARD SERVICES, INC.



                                    By: __________________________
                                          Name:
                                          Title:


                                       S-3